Subsequent Events	11 Months Ended
Dec. 31, 2021
Noble Finance Company [Member]
Subsequent Events
Note 19— Subsequent Events
Potential Litigation Matters related to the Business Combination
Following our announcement of the Business Combination, in the first quarter of 2022, we received one demand letter, and two complaints were filed against us, all challenging the Business Combination. The outcome of these complaints and the demand letter, as well as those that may in the future be received or filed with respect to the Business Combination, is uncertain. We believe that we and our directors and officers acted appropriately in connection with the Business Combination and have valid defenses to the allegations and we intend to defend the lawsuits vigorously. While we do not anticipate a negative outcome with respect to such litigation, we cannot assure you as to the outcome or any material negative effect thereof.